EXHIBIT 99.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Annual Report on Form 10-KSB for the year ended June 30, 2002 (the “Report”) by Global Business Services, Inc., the undersigned hereby certifies that:

1.

The Report complies in all material respects with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Registrant.

Dated:  October 11, 2002

/s/ Stephen M. Thompson

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Name:  Stephen M. Thompson

Title:  Chief Executive Officer

/s/ Seth Horn

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Name:  Seth Horn

Title:  Chief Financial Officer